BLACKROCK FUNDSSM

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Energy & Resources Portfolio

(each a “Fund” and collectively the “Funds”)

SUPPLEMENT DATED JUNE 21, 2012 TO THE

PROSPECTUSES DATED JANUARY 30, 2012

Effective immediately, the Funds’ prospectuses are hereby amended to provide that Denis Walsh, CFA, and Daniel Neumann, CFA, will serve as co-portfolio managers of the Funds. The following changes are made to the prospectuses:

In the “Fund Overview” section for each Fund, the subsection entitled “Portfolio Managers” is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Denis Walsh, CFA	2005	Managing Director of BlackRock, Inc.
Daniel Neumann, CFA	2012	Managing Director of BlackRock, Inc.

The section in the prospectuses captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team” as it relates to each Fund is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of financial professionals. Denis Walsh, CFA, and Daniel Neumann, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

In addition, the section in the prospectuses captioned “Management of the Funds — Portfolio Manager Information” as it relates to each Fund is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Denis Walsh, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio including setting each Fund’s overall investment strategy and overseeing the management of the Funds	2005	Managing Director of BlackRock, Inc. since 2005; Senior Vice President of State Street Research & Management Company from 1990 to 2005.
Daniel Neumann, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio including setting each Fund’s overall investment strategy and overseeing the management of the Funds	2012	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011.

Shareholders should retain this Supplement for future reference.

PRO-19065-0612SUP